UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

November 30, 2020

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2020, Telkonet (the “Company”) entered into a Wireless Network Patent License Agreement (the “License Agreement”) with SIPCO, LLC (“Sipco”) and IPCO, LLC dba IntusIQ (collectively, the “Licensors”) in order to settle a patent infringement lawsuit previously filed by Sipco against the Company (the “Sipco Lawsuit”), which alleged infringement on multiple essential wireless mesh patents held by Sipco, without the expense of costly litigation. See Note I – Commitments and Contingencies in the Notes to the Condensed Consolidated Financial Statements in Item 1 Financial Statements of Part I of the Form 10-Q for the nine months ended September 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2020, for a summary of the Sipco Lawsuit. Capitalized terms used but not defined in the summary of the License Agreement below have the meanings assigned to them in the License Agreement.

Without admission as to infringement, validity, or enforceability of the Licensed Patents or liability with respect to any claims of the complaint filed in the Sipco Lawsuit, the Company has agreed to pay certain royalty fees to the Licensors in exchange for the right under the Essential Claims of the Licensed Patents to manufacture, have manufactured, sell, offer to sell, import, export, and use the Licensed Products. Subject to the payment of the royalty fees and the other terms of the License Agreement, the Licensors agree to (a) not assert the Licensed Patents against the Company or its Affiliates or their Suppliers, based solely on the re-sale or use by Distributors or Customers of Licensed Products in the Field of Use on or after July 1, 2020, and (b) release the Company and its Current Affiliates and their Suppliers, Distributors, and Customers from any and all past, present, or future claims for infringement of any of the Licensed Patents prior to July 1, 2020, subject to the specific terms in the License Agreement.

Under the terms of the License Agreement, the Company is required to pay the Licensors royalties on (a) all Licensed Products sold by Telkonet or its Affiliates from July 1, 2020 to December 31, 2024 and (b) all Licensed Products in Telkonet or its Affiliates’ possession, but not sold, as of December 31, 2024. Specifically, the Company is required to pay a royalty fee, calculated quarterly, equal to 3.50% of applicable sales for the period beginning on July 1, 2020 and continuing until December 31, 2021 (the “First Period”). There is also an upfront payment of $40,000 that must be paid in aggregate by December 31, 2020, $20,000 of which was paid on November 30, 2020. Based on the Company and its Affiliates’ applicable sales in the three months ended September 30, 2020, the royalty fee was approximately $59,000 for the third quarter of 2020. The royalty fees for the remaining quarters in the First Period will be dependent on the Company and its Affiliates’ sales of applicable products. Beginning on January 1, 2022 and continuing until June 30, 2023, the Company is required to pay a royalty fee, calculated quarterly, equal to 3.75% of applicable sales or $35,000, whichever is greater. Beginning on July 1, 2023 and continuing until December 31, 2024, the Company is required to pay a royalty fee, calculated quarterly, equal to 4% of applicable sales or $40,000, whichever is greater. Finally, the Company is required to pay a Closing Payment of $50,000 no later than January 31, 2025. Upon termination of the License Agreement, Telkonet and its Affiliates have six months to sell off any unsold inventory of Licensed Products as of date of termination, paying the appropriate royalty on a quarterly basis as the Licensed Products are sold, and then pay a final royalty on any such inventory of Licensed Products still unsold after six months.

All quarterly payments are due within thirty days of the end of the relevant three-month period (with the exception of the payment for the quarter ended September 30, 2020, which must be paid by December 31, 2020). The Company must also provide the Licensors royalty statements summarizing the quantity of all Licensed Products sold or used by Telkonet or its Affiliates during the relevant reporting period, the calculation of the royalties due, and certain other information regarding the Licensed Products for each reporting period. In the event (a) the Company fails to make the payments and provide the statements required under the License Agreement and such breach is not cured within thirty days of written notice from the Licensors and (b) the Licensors elect not to terminate the License Agreement, the Licensors are entitled to an immediate and accelerated payment of any remaining payments due under the License Agreement. In addition to the payment terms described above, the License Agreement contains representations and warranties and other provisions customary to agreements of this nature.

The Company had previously recorded a current liability of $100,000 included in “accrued liabilities” and a non-current liability of $500,000 included in “accrued royalties – long-term” of its Condensed Consolidated Balance Sheet as of September 30, 2020 based on its best estimate of settlement-related costs at that time. The corresponding expenses were recorded in the “selling, general and administrative” line of its Condensed Consolidated Statements of Operations for the nine months ended September 30, 2020. The Company has not recorded any additional contingent liabilities as a result of signing the License Agreement on November 30, 2020. As discussed in Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations of Part I of the Form 10-Q for the nine months ended September 30, 2020, filed with the SEC on November 16, 2020, the payment of the royalty fees is expected to have a material adverse impact on the Company’s results of operations and liquidity.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1*	Wireless Network Patent License Agreement, dated effective November 30, 2020, by and between Telkonet, Inc., SIPCO, LLC, and IPCO, LLC dba IntusTM

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to provide an unredacted copy of the exhibit on a supplemental basis to the SEC upon its request.

Forward Looking Statements

This Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Such statements involve a number of risks and uncertainties such as the Company’s ability to access sources of liquidity necessary to continue its operations and continue as a going concern, the Company’s potential inability to comply with financial covenants under its credit facility, the impact of the COVID-19 pandemic on the Company’s operations and financial results as well as the economy generally, competitive factors, technological development, market demand, and the Company’s ability to obtain new contracts and accurately estimate net revenue due to variability in size, scope and duration of projects. Further information on potential factors that could affect the Company’s financial results can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the nine months ended September 30, 2020, and in its Reports on Forms 8-K filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2020	TELKONET, INC.

By: /s/ Jason Tienor________________
Jason Tienor
Chief Executive Officer

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